UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2021

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland	77-0404318
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4040 Wilson Blvd. Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 20, 2021. Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. At the meeting, holders of the Company’s stock were asked (1) to elect twelve directors to serve until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified, (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021, and (3) to cast a non-binding, advisory vote upon the compensation of executive officers of the Company, as described in the Company’s proxy statement.

Each share of common stock was entitled to one vote with respect to matters submitted to a vote of the Company’s stockholders, and the voting results reported below are final.

Proposal 1

Each of the Company’s nominees for director as listed in the proxy statement was elected as shown in the table below.

Nominee:	Votes “For”	Votes “Against”	Abstentions	Broker Non-votes
Glyn F. Aeppel	117,757,114	696,271	216,163	5,686,728
Terry S. Brown	116,774,331	1,678,302	216,915	5,686,728
Alan B. Buckelew	117,594,351	854,816	220,381	5,686,728
Ronald L. Havner, Jr.	104,050,295	14,398,631	220,622	5,686,728
Stephen P. Hills	117,847,380	601,253	220,915	5,686,728
Christopher B. Howard	118,187,901	254,964	226,683	5,686,728
Richard J. Lieb	113,203,968	5,220,502	245,078	5,686,728
Nnenna Lynch	118,228,571	225,127	215,850	5,686,728
Timothy J. Naughton	109,812,703	8,492,397	364,448	5,686,728
Benjamin W. Schall	117,404,183	1,047,972	217,393	5,686,728
Susan Swanezy	116,827,110	1,627,985	214,453	5,686,728
W. Edward Walter	114,444,054	4,010,620	214,874	5,686,728

Proposal 2

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2021. 122,781,887 votes were cast in favor of ratifying the selection of Ernst & Young LLP, 1,516,137 votes were cast against, and there were 58,252 abstentions. There were no broker non-votes with respect to Proposal 2.

Proposal 3

Stockholders approved the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K. 110,524,938 votes were cast in favor of approval of such compensation, 7,814,348 votes were cast against, and there were 330,262 abstentions. There were 5,686,728 broker non-votes with respect to Proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: May 24, 2021	By:	/s/ Kevin P. O'Shea
Kevin P. O’Shea
Chief Financial Officer